UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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INVENTRUST PROPERTIES CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INVENTRUST PROPERTIES CORP. P.O. BOX 43007 PROVIDENCE, RI 02940-3007 D67688-P67251

You invested in INVENTRUST PROPERTIES CORP. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 5, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2022. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. You will not receive a paper or email copy, unless requested.

    * Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors

Nominees:

1a.	Stuart Aitken	For

1b.	Amanda Black	For

1c.	Daniel J. Busch	For

1d.	Thomas F. Glavin	For

1e.	Scott A. Nelson	For

1f.	Paula J. Saban	For

1g.	Michael A. Stein	For

1h.	Julian E. Whitehurst	For

2.	Ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2022.	For

3.

Approval of an amendment of our charter permitting our bylaws (the ”Bylaws”) to require stockholder approval for the amendment of certain provisions of our Bylaws relating to the Maryland Business Combination Act or the Maryland Control Share Acquisition Act.

For

NOTE: Proxies will be authorized to vote in their discretion with respect to any other business that may properly come before the annual meeting, including any postponement or adjournment thereof.

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D67689-P67251